Equity Method Investment	6 Months Ended
Jun. 30, 2021
Cypress Holdings Inc And Subsidiaries [Member]
Schedule of Equity Method Investments [Line Items]
Equity Method Investment
11.	EQUITY METHOD INVESTMENT
In June 2021, the Company completed an investment in a technology company (the “Investee”). The Company invested $10.2 million, including related fees and expenses, for an approximately 7% interest of a limited partnership, which is affiliated with one of the Company’s private equity sponsors, and indirectly holds an interest in the Investee.
As of June 30, 2021, the change in the carrying value of the investment is summarized below as follows (in thousands):

Equity Method Investment
Equity method investment carrying value at December 31, 2020	$—
Cash contributions	10,228
Share of net income (loss) from the Investee	—

Equity method investment carrying value at June 30, 2021	$10,228